SHARES BUY-BACK AGREEMENT

                  THIS SHARES EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of August ___, 2007, by and between Sysview Technology, Inc., a Delaware corporation (the "Company"), and Syscan Imaging Limited (the "Investor"), a British Virgin Islands corporation.

                                    RECITALS

                  WHEREAS, the Investor holds among other things, 8,000,000 shares of Common Stock (the "Sale Shares") of the Company. Pursuant to the terms and subject to the conditions herein, the Investor wishes to sell to Company the Sale Shares, and the Company wishes to purchase the Sale Shares from the Investor; and

                  WHEREAS, the Company desires to pay to the Investor and the Investor desires to purchase and receive from the Company: (i) a portion of any equity interests in Gloria Display Technology Co., Ltd., a Cayman Islands exempted company ("Gloria"), acquired by the Company and (ii) $2,000,000 in cash (the "Cash Consideration") as consideration for the Company's purchase of the Sale Shares on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and other good and valuable consideration, the parties hereto, on the basis of, and in reliance upon, the representations, warranties, covenants, obligations and agreements set forth in this Agreement, and upon the terms and subject to the conditions contained herein, hereby agree as follows:

                                   ARTICLE I
                         PURCHASE AND SALE OF THE SHARES

         1.1 Purchase and Sale of the Sale Shares.

                  (a) The Investor hereby agrees to exchange, sell, assign, transfer and deliver to the Company, and the Company hereby agrees to purchase and acquire from the Investor, on the Closing Date (as hereinafter defined), the Sale Shares, free from any charge, lien, encumbrance or adverse claim of any kind whatsoever.

                  (b) The Company hereby agrees to pay and to issue to the Investor, and the Investor hereby agree to purchase and acquire from Company, on the Closing Date, the Cash Consideration.

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         1.2 Delivery of Sale Shares and Cash Consideration. At the Closing, (i)
the Investor shall deliver to Company the stock certificates representing all of the Sale Shares, duly endorsed in favor of Company or accompanied by stock powers duly executed in favor of and in a form reasonably acceptable to Company, free from any charge, lien, encumbrance or adverse claim of any kind whatsoever, and (ii) the Company shall (A) pay the Cash Consideration to the Investor by (a) check payable to the Investor, (b) wire transfer in accordance with the Investor's instructions, (c) cancellation of indebtedness, (d) issuance of promissory notes or (e) any combination of the foregoing in the Company's sole discretion.

         1.3 The Closing. The consummation of the transactions contemplated hereunder (the "Closing") shall take place on August 31, 2007, at the offices of Richardson & Patel, LLP, 405 Lexington Avenue, 26th floor, New York, NY 10174, at 5 p.m. local time or at such other time and place as the parties may mutually agree (the "Closing Date").

         1.4 Gloria Equity. In the event that: (a) the Company sells or otherwise transfers ownership of its HD display business to Gloria and (b) in consideration of said sale or transfer receives common stock of Gloria, then Company shall transfer a portion of its common stock of Gloria to Investor. Said portion shall be equal to the lesser of: (x) 12% of the outstanding common stock of Gloria or (y) 50% of the common stock of Gloria received by Company in consideration of said sale or transfer. Nothing herein shall be deemed to obligate Company to consummate any transaction with Gloria or to require Company to accept common stock of Gloria in consideration of said sale or transfer.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Investor as of the Closing that:

         2.1 The Company is a corporation duly organized, validly existing and in good standing under the laws of Deleware. The Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted.

         2.2 This Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. This Agreement, when performed in accordance with its terms, will not cause the Company to be in breach of any agreement, law, rule, regulation or government policy to which it is subject.

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                                  ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

         The Investor hereby represents and warrants to the Company as of the date hereof and as of the Closing as follows:

         3.1 The Investor is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands. The Investor has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted,., has the power and authority, has obtained all requisite corporate authorizations and has taken all actions necessary to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement is a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms. This Agreement, when performed in accordance with its terms, will not cause the Investor to be in breach of any agreement, law, rule, regulation or government policy to which it is subject. No consents, approvals, authorizations, orders, filings, registrations or qualifications of or with any court, governmental authority or third parties ("Consents") is required to be obtained by the Investor in connection with the execution and delivery of this Agreement by the Investor or the performance of the Investor's obligations, other than such Consents which have been obtained and are in full force and effect. There is no action, suit, claim, investigation or proceeding pending or threatened against the Investor that questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto.

         3.2 The Investor represents and warrants that it is, at the date hereof and upon the delivery of the Sale Shares to the Company at the Closing, the original and registered owner of such shares, free and clear of any security interests, liens, pledges or other encumbrances, and has good and marketable title to such shares.

         3.3 The Investor has reviewed all tax laws applicable to the Investor such consequences of the sale of the Sale Shares to the Company and the transactions contemplated by this Agreement with its or his own tax advisors. The Investor is relying solely on such advisors and not on any statements or representations of the Company or any of their agents. The Investor understands that it shall be responsible for its or his own tax liability that may arise as a result of the transactions contemplated by this Agreement.

                                   ARTICLE IV
                               CLOSING CONDITIONS

         The Closing shall occur upon the satisfaction of all the following conditions, unless waived in writing by the applicable party or parties:

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         4.1 Certificates for Shares. The Company shall have received stock certificates for the Sale Shares prior to or upon the Closing.

         4.2 Representations and Warranties True. All representations and warranties of Company and the Investor in this Agreement shall be true and correct on and as of the Closing Date as if made on the date thereof, if applicable.

         4.3 Consents. Investor shall have provide evidence that all Consents or notifications to any third parties (including governmental agencies), if any, required to sell and exchange the Sale Shares and to consummate the transactions contemplated hereby have been obtained by the Investor.

         4.4 Legal Opinion. The Company shall have received a legal opinion from the counsel to the Investor, in such form and substance as are reasonably acceptable the Company.

                                   ARTICLE V
                                 MISCELLANEOUS.

         5.1 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Deleware as applied to agreements entered into.

         5.2 Dispute Resolution. Any dispute, controversy or claim arising out of or relating to this Agreement, or breach thereof, shall be submitted to and finally resolved by arbitration. The arbitration shall be administered by the American Arbitration Association ("AAA") according to the Commercial Arbitration Rules (excluding the Optional Procedures for Large, Complex Commercial Disputes) and the Optional Rules for Emergency Measures of Protection of the AAA. The Federal Arbitration Act shall govern the interpretation and enforcement of this arbitration provision. Arbitration shall take place in the County of Santa Clara, California, and shall be the exclusive forum for resolving such dispute, controversy or claim. The arbitration shall be heard by one (1) arbitrator who must be disinterested, experienced in commercial transactions. The arbitrator shall be appointed jointly by the parties within thirty (30) days following the date on which the arbitration is instituted. If the parties are unable to agree upon an arbitrator within such thirty (30)-day period, the AAA shall select such arbitrator within thirty (30) days thereafter. The decision of the arbitrator shall be executory, final and binding upon the parties hereto and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.

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         5.3 Amendments and Waivers. No amendment shall be valid unless the same shall be in writing and signed, by each party to this Agreement.

         5.4 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Company or to the Investor, upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of the Company, or of the Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring; nor shall it be construed to be any waiver of any other breach or default theretofore or thereafter occurring.

         5.5 Entire Agreement. This Agreement and the schedules and exhibits hereto which are hereby expressly incorporated herein by this reference constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof; provided, however, that nothing in this Agreement shall be deemed to terminate or supersede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the Effective Date, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

         5.6 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any party hereto and the Closing of the transactions contemplated hereby.

         5.7 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments. This Agreement and the rights and obligations therein may not be assigned by a party without the written consent of the other party.

         5.8 Notices. Except as may be otherwise provided herein, all notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party; (b) when received when sent by electronic mail or facsimile at the email address, address and number set forth in Schedule II; or (c) three (3) business days after deposit with internationally recognized overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

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         Each person making a communication hereunder by facsimile or email shall promptly confirm by telephone to the person to whom such communication was addressed. Each communication made by it by facsimile or email pursuant hereto but the absence of such confirmation shall not affect the validity of any such communication. A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 4.8 by giving the other party written notice of the new address in the manner set forth above.

         5.9 Finder's Fees. Each party (a) represents and warrants to the other party hereto that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (b) hereby agrees to indemnify and to hold harmless the other party hereto from and against any liability for any commission or compensation in the nature of a finder's fee of any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the indemnifying party or any of its employees or representatives are responsible.

         5.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         5.12 Severability. If one or more provisions of this Agreement are held to be invalid or unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         5.13 Confidentiality and Non-Disclosure. The parties hereto agree to be bound by the confidentiality and non-disclosure provisions of Section 9 of that certain Shareholders Agreement entered into by and between the Investor and Company and such other parties to that agreement.

         5.14 Termination. This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing, notwithstanding any requisite approval and adoption of this Agreement and the transactions contemplated by this Agreement, as follows:

                  (i) by written consent of the parties hereto;

                  (ii) by the Company, by delivery of a written notice to the Investor if any of the conditions to the Company's obligations to consummate the transactions contemplated hereunder as set forth in Section 4 hereof shall not have occurred on or before the date that is forty-five (45) days from the date of this Agreement.



                           [SIGNATURE PAGE TO FOLLOW]

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                  [SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]




IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.



                                       "COMPANY"

                                       SYSVIEW TECHNOLOGY, INC


                                       By: /s/ Darwin Hu
                                           --------------
                                             Name:  Darwin Hu
                                             Title:  President & CEO




                                       "INVESTOR"

                                       SYSCAN IMAGING LIMITED

                                       By:  /s/ Cheung Wai
                                           -----------------
                                       Name: Cheung Wai
                                       Title:  Chairman




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                                    EXHIBIT A

                                LIST OF CONSENTS